UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 4, 2012

Rowan Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-5491	75-0759420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard

Suite 5450

Houston, Texas

77056-6189

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +1 713 621 7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement

On May 4, 2012, Rowan Companies plc, a public limited company organized under English law (“Rowan UK”), became a party to and a guarantor under the Credit Agreement dated September 16, 2010, with Rowan Companies, Inc., a Delaware corporation (“Rowan Delaware”), Wells Fargo Bank, National Association, as Swingline Lender, Issuing Lender, a Lender and Administrative Agent, and certain other lenders (as heretofore amended, the “Credit Agreement”), pursuant to Amendment No. 2 to the Credit Agreement entered into on May 4, 2012 (the “Credit Agreement Amendment”) in connection with the Redomestication (as defined below).

In connection with the Credit Agreement Amendment and the Redomestication, on May 4, 2012, Rowan UK entered into a Parent Guaranty (the “Credit Agreement Guaranty”) in favor of Wells Fargo Bank, National Association, as Administrative Agent, for the benefit of the lenders to the Credit Agreement. The Credit Agreement Amendment provides that Rowan UK is a borrower under the Credit Agreement and makes certain other changes thereto, and the Credit Agreement Guaranty provides that Rowan UK fully and unconditionally guarantees the obligations of Rowan Delaware under the Credit Agreement, in each case as amended by the Credit Agreement Amendment.

The foregoing is qualified in its entirety by reference to the Credit Agreement Amendment and the Credit Agreement Guaranty, which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated into this Item 1.01 by reference.

Supplemental Indenture

On May 4, 2012, Rowan UK and Rowan Delaware entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) by and among Rowan UK, Rowan Delaware and the Trustee to the Indenture, dated as of July 21, 2009, as amended and supplemented by the first supplemental indenture thereto, dated July 21, 2009, and the second supplemental indenture thereto, dated August 30, 2010 (as amended and supplemented, the “Indenture”), by and between Rowan Delaware and U.S. Bank National Association, as trustee (the “Trustee”). Pursuant to the Third Supplemental Indenture, certain terms of Rowan Delaware’s 5% Senior Notes due 2017 and 7.875% Senior Notes due 2019 (collectively, the “Rowan Notes”) were amended to provide for the unconditional and irrevocable guarantee by Rowan UK of the prompt payment, when due, of any amount owed to the holders of the Rowan Notes and to make other technical changes. The Third Supplemental Indenture did not require the consent of the holders of the Rowan Notes.

The foregoing is qualified in its entirety by reference to the Indenture, the first supplemental indenture thereto, the second supplemental indenture thereto and the Third Supplemental Indenture, which are attached as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At 12:01 a.m. Eastern Time on May 4, 2012 (the “Effective Time”), Rowan UK became the successor issuer to Rowan Delaware following the completion of the merger (the “Merger”) between Rowan Delaware and one of its subsidiaries pursuant to an agreement and plan of merger and reorganization dated February 27, 2012 (as amended, the “Merger Agreement”) that was previously approved by our stockholders on April 16, 2012. As a result of the Merger, Rowan UK became the parent company of the Rowan group of companies and our place of incorporation was effectively changed from Delaware to the United Kingdom. We refer to the transactions effecting these changes collectively as the “Redomestication.”

Termination of Deposit Agreement

On May 4, 2012, following the completion of the Merger, Rowan UK terminated the Deposit Agreement dated December 5, 2011, between Rowan UK and Citibank, N.A. (the “Deposit Agreement”). Prior to such termination, Citibank, N.A., acted as depositary for the Class A Ordinary Shares of Rowan UK, par value $0.125 per share (“Ordinary Shares”), and issued American depositary shares (collectively, the “ADS”) representing Ordinary Shares that were held prior to the Merger by a subsidiary of Rowan Delaware. At the Effective Time, shares of Rowan Delaware common stock, par value $0.125 per share, were converted into the right to receive ADS. Immediately after the Effective Time and following the termination of the Deposit Agreement, the ADS were cancelled and the underlying Ordinary Shares are now deliverable (on a one-for-one basis) to former holders of outstanding shares of Rowan Delaware common stock.

Registration of Ordinary Shares

The Ordinary Shares were registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-179749) (the “Registration Statement”) filed by Rowan UK, which was declared effective by the Securities and Exchange Commission (the “Commission”) on March 5, 2012. The Ordinary Shares now trade on the New York Stock Exchange (“NYSE”) under the symbol “RDC,” the symbol for Rowan Delaware common stock prior to the Effective Time.

At the Effective Time, Rowan UK acquired ownership of Rowan Delaware and its subsidiaries. Pursuant to Rule 414 of the Securities Act and Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rowan UK is the successor issuer to Rowan Delaware and the Ordinary Shares represented thereby are deemed to be registered under Section 12(b) of the Exchange Act. The Merger Agreement and Amendment No. 1 to the Merger Agreement are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary of the Merger Agreement (including Amendment No. 1 to the Merger Agreement) is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.

The proxy statement/prospectus that forms a part of the Registration Statement (including the filings incorporated by reference herein) contains additional information about the Redomestication and the Merger.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Credit Agreement Amendment, the Credit Agreement Guaranty and the Third Supplemental Indenture included under Item 1.01 are incorporated herein by reference.

Item 3.01 Notice of Delisting.

As disclosed above, the Ordinary Shares now trade on the NYSE under “RDC,” the same symbol that the Rowan Delaware common stock traded under prior to the Effective Time. On May 3, 2012, in anticipation of the listing of Ordinary Shares after the Effective Time and in conjunction with the Merger on the NYSE in lieu of shares of Rowan Delaware common stock, Rowan Delaware requested that the NYSE file with the Commission a Form 25 in connection with the removal of Rowan Delaware common stock from listing on the NYSE. Following the filing of the Form 25 by the NYSE, Rowan UK expects to file a Form 15 with the Commission to terminate the registration of Rowan Delaware common stock. The new listing of the Ordinary Shares on the NYSE is effective on and as of May 4, 2012.

Item 5.01 Changes in Control of Registrant.

The information included under Items 2.01 and 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Deed of Assumption and Plan Amendments

On May 4, 2012, Rowan UK executed a Deed of Assumption (the “Deed of Assumption”) pursuant to which Rowan UK (i) adopted and assumed, as of the Effective Time, the 2009 Rowan Companies, Inc. Incentive Plan and related agreements of Rowan Delaware for purposes of granting awards thereunder in the future (the “Assumed

Plan”), and (ii) assumed, as of the Effective Time, the administration of the following equity incentive and benefit plans and related agreements of Rowan Delaware that will remain sponsored by Rowan Delaware: 2005 Rowan Companies, Inc. Long-Term Incentive Plan, Rowan Companies, Inc. 1998 Nonemployee Director Stock Option Plan, Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan, Rowan Companies, Inc. Savings and Investment Plan, and administration of awards granted by Rowan Delaware prior to the Effective Time under the Assumed Plan (each, a “Remaining Plan” and collectively, the “Remaining Plans” and together with the Assumed Plan, the “Plans”). The Deed of Assumption is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Plans have been amended, effective as of the Effective Time, (i) to allow Rowan UK to adopt and assume the Assumed Plan as of the Effective Time and to provide for the appropriate substitution of Rowan UK in place of Rowan Delaware where applicable; (ii) to the extent the Assumed Plan or any Remaining Plan provides for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relates to or references, shares of common stock of Rowan Delaware, then after the Effective Time, to provide that such plan shall be deemed to provide for the grant, issuance, acquisition, delivery, holding or purchase of, or otherwise relate to or reference, Ordinary Shares, or benefits or other amounts determined by reference to such Ordinary Shares, on a one-for-one basis; (iii) to adjust all outstanding equity awards that have been granted under the Assumed Plan and Remaining Plans, as of the Effective Time, to Ordinary Shares or rights over Ordinary Shares, as applicable, which are exercisable, issuable, held, available or which vest upon the same terms and conditions as under the applicable plan and the applicable award document or agreement issued thereunder, except that upon the exercise, issuance, holding, availability or vesting of such awards, Ordinary Shares shall be issuable or available on a one-for-one basis, or benefits or other amounts shall be determined by reference to such Ordinary Shares; (iv) to affirm that, to the extent the Merger constitutes a “Change in Control” or “Corporate Change” or any similar phrase or concept defined under the Plans, no adjustments other than those provided for in the Merger Agreement to any awards outstanding under the Plans are necessary; and (v) to comply with applicable English or U.S. corporate or tax law requirements (collectively, the “Plan Amendments”). In order to facilitate administration of the Plans and compliance with various English legal requirements, Rowan UK has established an employee benefit trust into which it deposited 500,000 Ordinary Shares in conjunction with the Merger. Copies of the Plan Amendments and related amended award agreements or notices adopted in connection with the Redomestication are filed as Exhibits 10.4-10.11 to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing summaries of the Deed of Assumption and Plan Amendments are qualified in their entirety by reference to the corresponding Exhibits to this Current Report on Form 8-K.

Change in Control Agreements

Rowan Delaware previously entered into change in control agreements and supplements thereto from time to time with certain of its officers which provide that, in the event the employment of the officer is terminated or modified under certain circumstances following a change in control of Rowan Delaware, Rowan Delaware will pay the officer certain sums and benefits (as supplemented, collectively, the “CIC Agreements”). In connection with the Redomestication Rowan Delaware is entering into an additional supplement to the CIC Agreement with each of such officers (collectively, the “CIC Supplements”), which changes the definition of “Change in Control” to be interpreted with respect to the ownership of Rowan UK and not with respect to the ownership of Rowan Delaware, and makes certain related changes to the CIC Agreement.

The foregoing summary is qualified in its entirety by reference to the form of CIC Supplement, which is attached as Exhibit 10.12 and is incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization by and between Rowan Companies, Inc. and Rowan Mergeco, LLC, dated February 27, 2012 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Rowan Companies Limited on February 27, 2012 with the Securities and Exchange Commission).

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated April 12, 2012 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated April 12, 2012).

4.1	Indenture for Senior Debt Securities dated as of July 21, 2009, between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K of Rowan Companies, Inc., filed on July 21, 2009 (File No. 1-5491)).

4.2	First Supplemental Indenture dated as of July 21, 2009, between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K of Rowan Companies, Inc., filed on July 21, 2009 (File No. 1-5491)).

4.3	Second Supplemental Indenture dated as of August 30, 2010, between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K of Rowan Companies, Inc., filed on August 30, 2010 (File No. 1-5491)).

4.4	Third Supplemental Indenture dated as of May 4, 2012, among Rowan Companies, Inc., Rowan Companies plc and U.S. Bank National Association, as trustee.

10.1	Amendment No. 2 to Credit Agreement dated as of May 4, 2012, among Rowan Companies, Inc., Rowan Companies plc and Wells Fargo Bank, National Association, as Swingline Lender, Issuing Lender, a Lender and Administrative Agent.

10.2	Parent Guaranty dated as of May 4, 2012, by Rowan Companies plc, as Guarantor, in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.3	Deed of Assumption, dated May 4, 2012, executed by Rowan Companies plc.

10.4	2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.5	Form of Restricted Share Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.6	Form of Restricted Share Unit Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.7	Form of Non-employee Directors Restricted Share Unit Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.8	Form of Share Appreciation Right Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.9	Amendment to Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan.

10.10	Amendment to Rowan Companies, Inc. 1998 Nonemployee Director Stock Option Plan.

10.11	Amendment to 2005 Rowan Companies, Inc. Long-Term Incentive Plan.

10.12	Form of Supplement to Change in Control Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2012

ROWAN COMPANIES, INC.

By:	/s/ William H. Wells
William H. Wells
Senior Vice President – Chief Financial Officer and Treasurer
(Principal Financial Officer)

Index to Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization by and between Rowan Companies, Inc. and Rowan Mergeco, LLC, dated February 27, 2012 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Rowan Companies Limited on February 27, 2012 with the Securities and Exchange Commission).

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated April 12, 2012 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated April 12, 2012).

4.1	Indenture for Senior Debt Securities dated as of July 21, 2009, between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K of Rowan Companies, Inc., filed on July 21, 2009 (File No. 1-5491)).

4.2	First Supplemental Indenture dated as of July 21, 2009, between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K of Rowan Companies, Inc., filed on July 21, 2009 (File No. 1-5491)).

4.3	Second Supplemental Indenture dated as of August 30, 2010, between Rowan Companies, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Current Report on Form 8-K of Rowan Companies, Inc., filed on August 30, 2010 (File No. 1-5491)).

4.4	Third Supplemental Indenture dated as of May 4, 2012, among Rowan Companies, Inc., Rowan Companies plc and U.S. Bank National Association, as trustee.

10.1	Amendment No. 2 to Credit Agreement dated as of May 4, 2012, among Rowan Companies, Inc., Rowan Companies plc and Wells Fargo Bank, National Association, as Swingline Lender, Issuing Lender, a Lender and Administrative Agent.

10.2	Parent Guaranty dated as of May 4, 2012, by Rowan Companies plc, as Guarantor, in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.3	Deed of Assumption, dated May 4, 2012, executed by Rowan Companies plc.

10.4	2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.5	Form of Restricted Share Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.6	Form of Restricted Share Unit Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.7	Form of Non-employee Directors Restricted Share Unit Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.8	Form of Share Appreciation Right Notice pursuant to 2009 Rowan Companies, Inc. Incentive Plan (as Amended and Restated and as Assumed and Adopted by Rowan Companies plc, effective May 4, 2012).

10.9	Amendment to Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan.

10.10	Amendment to Rowan Companies, Inc. 1998 Nonemployee Director Stock Option Plan.

10.11	Amendment to 2005 Rowan Companies, Inc. Long-Term Incentive Plan.

10.12	Form of Supplement to Change in Control Agreement.